EXHIBIT 99.6

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED OR TRANSFERRED, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION UNDER SAID ACT IS NOT REQUIRED.

Warrant No. W-

PLACEMENT AGENT COMMON STOCK PURCHASE WARRANT

To Purchase              Shares of Common Stock of

BOSTON LIFE SCIENCES, INC.

THIS IS TO CERTIFY THAT             , or registered assigns (the “Holder”), is entitled, during the Exercise Period (as hereinafter defined), to purchase from Boston Life Sciences, Inc., a Delaware corporation (the “Company”), the Warrant Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at a purchase price of $1.49 per share, all on and subject to the terms and conditions hereinafter set forth.

1. Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Additional Shares of Common Stock” means any shares of Common Stock issued or, pursuant to Section 4.4, deemed to be issued by the Company after the Closing Date other than any shares of Common Stock issued or, pursuant to Section 4.4, deemed to be issued: (i) pursuant to anti-dilution provisions of the Series E Convertible Preferred Stock; (ii) upon the conversion of the Series E Preferred Stock; (iii) as payment of dividends to holders of Series E Preferred Stock; (iv) upon the exercise of any Warrants (as defined in the Preferred Stock Purchase Agreement), including pursuant to any anti-dilution provisions; (v) upon the exercise, conversion or exchange of, or in payment of any mandatory dividends or interest on, any warrants, options or other securities of the Company outstanding as of the Closing Date, which shall for the avoidance of doubt include the payment of interest on the Company’s outstanding 10% Convertible Senior Secured Promissory Notes due June 1, 2005; (vi) in connection with bona-fide mergers, acquisitions or strategic transactions, including without limitation joint ventures, manufacturing, marketing, distribution, technology transfer or research and development arrangements that are approved by the Board of Directors; (vii) pursuant to the Company’s existing compensation plans or any other plan, agreement or arrangement approved by the Board of Directors for the primary purpose of soliciting or retaining the services of employees, directors, or consultants; (viii) in connection with equipment leasing arrangements, bank or other institutional loans, or other financing transactions that are approved by the Board of Directors and the primary purpose of which is not equity financing; (ix) as to which the holders of 75% in interest of the aggregate Warrants (as defined in the Preferred Stock Purchase

Agreement) then outstanding, calculated with respect to the number of shares then issuable upon exercise thereof whether or not then exercisable, elect in writing to exempt from the definition of “Additional Shares of Common Stock”; (x) in connection with the Rights Agreement between the Company and Continental Stock Transfer & Trust Company, as Rights Agent, dated as of September 11, 2001 or any other poison pill, rights plan or similar arrangement hereafter approved by the Board of Directors; or (xi) upon conversion, exercise or exchange of, or by way of dividend or other distribution on, any securities excluded from the definition of Additional Shares of Common Stock by the foregoing clauses or by this clause;

“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder of Warrants, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Appraised Value” means, in respect of any share of Common Stock on any date herein specified, the fair saleable value of such share of Common Stock (determined without giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that the Company may have no class of equity registered under the Exchange Act) as of the last day of the most recent fiscal month ending prior to such date specified, based on the value of the Company on a fully-diluted basis, as determined by a nationally recognized investment banking firm selected by the Company’s Board of Directors and having no prior relationship with the Company.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in The Commonwealth of Massachusetts generally are authorized or required by law or other government actions to close.

“Change of Control” means the (i) acquisition by an individual or legal entity or group (as set forth in Section 13(d) of the Exchange Act) of more than one-half of the voting rights or equity interests in the Company; or (ii) sale, conveyance, or other disposition of all or substantially all of the assets, property or business of the Company or the merger into or consolidation with any other corporation (other than a wholly owned subsidiary corporation) or effectuation of any transaction or series of related transactions where holders of the Company’s voting securities prior to such transaction or series of transactions fail to hold at least 50% of the voting power of the Company (or, if other than the Company, the successor or acquiring entity) immediately following such transaction.

“Closing Date” means December 9, 2003.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

“Common Stock” means (except where the context otherwise indicates) the Common Stock, $0.01 par value per share, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed or converted, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets on liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.7.

“Common Stock Equivalents” has the meaning set forth in Section 4.4.

“Current Market Price” means, in respect of any share of Common Stock on any date herein specified,

(1) if there shall not then be a public market for the Common Stock, the higher of

(a) the book value per share of Common Stock at such date, and

(b) the Appraised Value per share of Common Stock at such date,

or

(2) if there shall then be a public market for the Common Stock, the higher of (x) the book value per share of Common Stock at such date, and (y) the average of the daily market prices for the five (5) consecutive trading days immediately before such date. The daily market price for each such trading day shall be (i) the closing bid price on such day on the principal stock exchange (including Nasdaq) on which such Common Stock is then listed or admitted to trading, or quoted, as applicable, (ii) if no sale takes place on such day on any such exchange, the last reported closing bid price on such day as officially quoted on any such exchange (including Nasdaq), (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the last reported closing bid price on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. (the “NASD”) selected mutually by the holder of this Warrant and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by holder of this Warrant and one of which shall be selected by the Company.

“Current Warrant Price” means, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. Until the Current Warrant Price is adjusted pursuant to the terms herein, the initial Current Warrant Price shall be $1.49 per share of Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Exercise Period” means the period during which this Warrant is exercisable pursuant to Section 2.1.

“Expiration Date” means December 9, 2008 or such later date to which the Company may extend this Warrant in its discretion upon written notice to the Holder.

“GAAP” means generally accepted accounting principles in the United States of America as from time to time in effect.

“NASD” means the National Association of Securities Dealers, Inc., or any successor corporation thereto.

“Other Property” has the meaning set forth in Section 4.7.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

“Preferred Stock Purchase Agreement” means that certain Preferred Stock and Warrant Purchase Agreement dated as of December 9, 2003 among the Company and the other parties named therein, pursuant to which this Warrant was originally issued.

“Restricted Common Stock” means shares of Common Stock which are, or which upon their issuance upon the exercise of any Warrant would be required to be, evidenced by a certificate bearing the restrictive legend set forth in Section 3.2.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Series E Convertible Preferred Stock” shall mean the Company’s Series E Cumulative Convertible Preferred Stock, par value $0.01 per share.

“Trading Day” means any day on which the primary market on which shares of Common Stock are listed is open for trading.

“Transfer” means any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

“Warrants” means this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

“Warrant Price” means an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price.

“Warrant Stock” means the              shares of Common Stock to be purchased upon the exercise hereof, subject to adjustment as provided herein.

2. Exercise of Warrant.

2.1. Manner of Exercise. From and after the date that is six (6) months after the Closing Date, and until 5:00 P.M., New York time, on the Expiration Date (the “Exercise Period”), the Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Warrant Stock purchasable hereunder.

In order to exercise this Warrant, in whole or in part, the Holder shall deliver to the Company at its principal office or at the office or agency designated by the Company pursuant to Section 12, (i) a written notice of Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Warrant Stock to be purchased, (ii) payment of the Warrant Price as provided herein, and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by the Holder or its agent or attorney. Upon receipt thereof, the Company shall use commercially reasonable efforts to, within three (3) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, provided, however, that the Company shall in any case execute and cause delivery of the certificates no later than the seventh (7th) Business Day after receipt of the notice. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall request in the notice and shall be registered in the name of the Holder or such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a Holder of record of such shares for all purposes, as of the date when the notice, together with the payment of the Warrant Price and this Warrant, is received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder. If the holder requests that the Corporation issue Common Stock upon exercise in a name other than the name in which the Warrants that are being exercised are registered, then the Company shall not be required to issue such Common Shares (nor shall the Warrant be considered exercised) unless the exercising holder and its nominees shall have complied with the requirements for a transfer of Warrant Stock pursuant to Section 3.

If the Company intentionally and willfully fails to deliver to the Holder such certificate or certificates pursuant to this Section 2.1 (free of any restrictions on transfer or legends, if such shares have been registered) in accordance herewith, prior to the seventh (7th) Business Day after the receipt by the Company of (i) a written notice of Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Warrant Stock to be purchased, (ii) payment of the Warrant Price as provided herein, and (iii) this Warrant (the date on which the Company receives (i), (ii) and (iii), and, if applicable, the exercising holder and its nominees shall have complied with the requirements for transfer of the Warrant Stock pursuant to Section 3, the “Date of Receipt”), the Company shall pay to such Holder, in cash, on a per diem basis, an amount equal to 2% of the value of the undelivered Warrant Stock (based on the Current Market Price of the Common Stock on the Date of Receipt) per month until such delivery takes place; provided that the aggregate amount so payable shall not exceed 10% of such value of the undelivered Warrant Stock. Notwithstanding the previous sentence, the Company shall remain obligated to deliver such certificates, and the Holder shall have the right to take any action necessary to enforce its right to receive such certificates.

If the Company fails or refuses to deliver the certificates on a timely basis pursuant to the previous paragraph because the Company does not have enough shares of Common Stock authorized for issuance upon exercise of the Warrants following an adjustment of the Current Warrant Price or number of shares for which the Warrant is exercisable pursuant to Section 4.3, then the Corporation shall have a period of one hundred and five (105) days from the date on which such adjustment was made (the “Cure Period”) to obtain the approval of its shareholders of an amendment to its certificate of incorporation increasing the number of authorized shares of Common Stock to a sufficient number to allow for the exercise of all of the outstanding Warrants after giving effect to the adjustment. If a Holder exercises its Warrants during the Cure Period and such exercise would require the Company to issue more shares than are authorized at that time (the “Excess Shares”), then the seven (7) Business Day period described in the previous paragraph shall be tolled with respect to the Excess Shares until the end of the Cure Period.

Payment of the Warrant Price may be made at the option of the Holder by: (i) certified or official bank check payable to the order of the Company, (ii) wire transfer to the account of the Company or (iii) the surrender and cancellation of a portion of shares of Common Stock then held by the Holder or issuable upon such exercise of this Warrant, which shall be valued and credited toward the total Warrant Price due the Company for the exercise of the Warrant based upon the Current Market Price of the Common Stock. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued and, upon payment of the Warrant Price, shall be fully paid and nonassessable and not subject to any preemptive rights.

2.2. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay an amount in cash equal to the Current Market Price per share of Common Stock on the date of exercise multiplied by such fraction.

2.3. Continued Validity. A Holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a Holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as the Holder under Sections 10 and 13 of this Warrant.

2.4. Restrictions on Exercise Amount.

(i) Unless a Holder delivers to the Company irrevocable written notice (x) prior to the date of issuance hereof or sixty-one (61) days prior to the effective date of such notice that this Section 2.4(i) shall not apply to such Holder or (y) prior to a Change of Control the terms of which require the conversion of the Preferred Stock into Common Stock, the Holder may not acquire a number of shares of Warrant Stock to the extent that, upon such exercise, the number of shares of Common Stock then beneficially owned by such holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) exceeds 4.99% of the total number of shares of Common Stock of the Company then issued and outstanding. For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Commission, and the percentage held by the holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Each delivery of a notice of exercise by a Holder will constitute a representation by such Holder that it has evaluated the limitation set forth in this paragraph and determined, based on the most recent public filings by the Company with the Commission, that the issuance of the full number of shares of Warrant Stock requested in such notice of exercise is permitted under this paragraph.

(ii) In the event the Company is prohibited from issuing shares of Warrant Stock as a result of any restrictions or prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Company shall use its best efforts to seek the approval of its stockholders and take such other action, in each case, as soon as possible to authorize the issuance of the full number of shares of Common Stock issuable upon exercise of this Warrant.

2.5 Automatic Exercise. If (x) by the time immediately prior to 5:00 pm, New York time, on the Expiration Date, the Holder has not exercised this Warrant in full and (y) the Holder would be entitled to receive at least one share of Common Stock if the Holder elected to exercise this Warrant in full through “cashless exercise” as provided in Section 2.1, then this Warrant shall be deemed to be automatically exercised in full as if, pursuant to Section 2.1, the Company had received from the Holder, immediately prior to 5:00 pm, New York time, on the Expiration Date, (i) a written notice of the Holder’s election to exercise this Warrant, requesting full exercise of the Warrant, (ii) payment of the Warrant Price by means of the surrender and cancellation of a portion of shares of Common Stock then issuable upon such exercise of this Warrant, and (iii) this Warrant.

3. Transfer, Division and Combination.

3.1. Transfer. The Warrants and the Warrant Stock shall be freely transferable, subject to compliance with all applicable laws, including, but not limited to the Securities Act; provided, however, that a holder must obtain the prior written consent of the Company in order to transfer

Warrants representing the right to purchase less than 50,000 shares of Warrant Stock, which consent shall not unreasonably be denied. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or the resale of the Warrant Stock, this Warrant or the Warrant Stock, as applicable, shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant or the Warrant Stock as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and substantially in the form attached as Exhibit C hereto and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act. Transfer of this Warrant and all rights hereunder, in whole or in part, in accordance with the foregoing provisions, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Notwithstanding the foregoing, the Company shall not require an opinion pursuant to clause (i) of the previous sentence for any transfer of this Warrant by the original Holder to any Affiliate or employee of such Holder. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Following a transfer that complies with the requirements of this Section 3.1, the Warrant may be exercised by a new Holder for the purchase of shares of Common Stock regardless of whether the Company issued or registered a new Warrant on the books of the Company.

3.2. Restrictive Legends. Each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, unless, in each case, such Warrant Stock is eligible for resale without registration pursuant to Rule 144(k) under the Exchange Act, shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.”

In addition, the Purchasers and the Seller agree that the legend set forth above shall be removed and the Seller shall issue a certificate without such legend to the holder of any Warrant Stock upon which it is stamped, if, unless otherwise required by applicable state securities laws, such Warrant Stock is registered for sale under an effective registration statement filed under the Securities Act.

3.3. Division and Combination; Expenses; Books. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 3.1 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Section 3. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4. Adjustments. The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with Sections 5.1 and 5.2.

4.1. Stock Dividends, Subdivisions and Combinations. If at any time while this Warrant is outstanding the Company shall:

(i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock,

(ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then:

(1) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock that would have been acquirable under this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination would own or be entitled to receive after such record date or the effective date of such subdivision or combination, as applicable, and

(2) the Current Warrant Price shall be adjusted to equal:

(A) the Current Warrant Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision or combination, multiplied by the number of shares of Common Stock into which this Warrant is exercisable immediately prior to the adjustment, divided by

(B) the number of shares of Common Stock into which this Warrant is exercisable immediately after such adjustment.

Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clauses (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

4.2. Certain Other Distributions. If at any time while this Warrant is outstanding the Company shall cause the holders of its Common Stock to be entitled to receive any dividend or other distribution of:

(i) cash,

(ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever (other than cash or additional shares of Common Stock as provided in Section 4.1 hereof), or

(iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever, including, without limitation, any distribution under the Rights Agreement between the Corporation and Continental Stock Transfer & Trust Company, as Rights Agent, dated as of September 11, 2001, as currently in effect and as may in the future be amended from time to time or any similar arrangement, (in each case set forth in subparagraphs 4.2(i), 4.2(ii) and 4.2(iii) hereof, the “Distributed Property”), then upon any exercise of this Warrant that occurs after the record date for such dividend or other distribution, the holder of this Warrant shall be entitled to receive, in addition to the shares of Warrant Stock, the Distributed Property that such holder would have been entitled to receive in respect of such number of Warrant Shares had the holder been the record holder of such Warrant Shares as of such record date. Such distribution shall be made whenever any such exercise is made. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Corporation to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

4.3. Issuance of Additional Shares of Common Stock.

(i) Subject to paragraph 4.3(ii) below, if at any time while this Warrant is outstanding the Company shall issue or sell any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Warrant Price at the time the additional shares of Common Stock are issued or sold, then the Current Warrant Price immediately prior to such issue or sale shall be reduced to a price determined by dividing

(A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Current Warrant Price, plus (2) the consideration, if any, received or to be received by the Company upon such issue or sale, by

(B) the total number of shares of Common Stock outstanding immediately after such issue or sale.

(ii) If the adjustment pursuant to paragraph 4.3(i) would result in a Current Warrant Price of less than $1.48, subject to adjustment pursuant to the provisions of Section 4.1, representing the average of the closing bid prices for the Company’s common stock for the five trading days ended on the Closing Date (the “Five Day Average Price”), then the Current Warrant Price shall be equal to the Five Day Average Price and no further adjustment to the Current Warrant Price shall be made pursuant to this Section 4.3.

(iii) The provisions of paragraph 4.3(i) shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided under Section 4.1 or 4.2. No adjustment of the number of shares of Common Stock acquirable upon exercise of this Warrant shall be made under paragraph 4.3(i) upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such convertible securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4.4.

4.4. Issuance of Common Stock Equivalents. If at any time while this Warrant is outstanding the Company shall issue or sell any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any securities exchangeable or convertible into Additional Shares of Common Stock (collectively, “Common Stock Equivalents”), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the effective price per share for which Common Stock is issuable upon the exercise, exchange or conversion of such Common Stock Equivalents shall be less than the Current Warrant Price in effect immediately prior to the time of such issue or sale, then the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such Common Stock Equivalents. No further adjustments to the current Warrant Price shall be made under this Section 4.4 upon the actual issue of such Common Stock upon the exercise, conversion or exchange of such Common Stock Equivalents.

4.5. Superseding Adjustment.

(i) If, at any time after any adjustment of the Current Warrant Price shall have been made pursuant to Section 4.4 as the result of any issuance of Common Stock Equivalents, (x) the right to exercise, convert or exchange all or a portion of such Common Stock Equivalents shall expire unexercised, or (y) the conversion rate or consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents shall be increased solely by virtue of provisions therein contained for an automatic increase in such conversion rate or consideration per share upon the occurrence of a specified date or event, then any such previous adjustments to the Current Warrant Price shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation.

(ii) Upon the occurrence of an event set forth in Section 4.5(i) above there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of additional shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise, conversion or exchange of such Common Stock Equivalents, as having been issued on the date or dates of any such exercise, conversion or exchange and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such increase of the conversion rate or consideration per share for which shares of Common Stock or other property are issuable under such Common Stock Equivalents; whereupon a new adjustment to the Current Warrant Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

4.6. Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock into which this Warrant is exercisable and the Current Warrant Price provided for in Section 4:

(a) When Adjustments to Be Made. The adjustments required by Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock into which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(b) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

(c) When Adjustment Not Required. If the Company undertakes a transaction contemplated under this Section 4 and as a result takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights or other benefits contemplated under this Section 4 and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights or other benefits contemplated under this Section 4, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(d) Escrow of Stock. If after any property becomes distributable pursuant to Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a holder of this Warrant exercises the Warrant during such time, then such holder shall continue to be entitled to receive any shares of Common Stock issuable upon exercise hereunder by reason of such adjustment and such shares or other property shall be held in escrow for the holder of this Warrant by the Company to be issued to holder of this Warrant upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned to the Company.

4.7. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.

(a) If pursuant to the terms of a Change of Control, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder of this Warrant shall have the right thereafter to receive, upon the exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and the Other Property receivable upon or as a result of such Change of Control by a holder of the number of shares of Common Stock into which this Warrant is exercisable immediately prior to such event. The Corporation shall not effect any Change of Control without the prior written consent of the holders of a majority in interest of the Warrants (as defined in the Preferred Stock Purchase Agreement) (in addition to any other consent or voting rights with respect to such Change of Control that such holders may have pursuant to this Warrant or applicable law) unless (i) the resulting successor or acquiring entity (if not the Corporation) and, if an entity different from the successor or acquiring entity, the entity whose capital stock or assets the holders of the Common Stock are entitled to receive as a result of such Change of Control, assumes by written instrument all of the obligations of this Warrant and the Related Documents (as defined in the Preferred Stock Purchase Agreement) and (ii) the entity whose securities into which the Warrant shall become exercisable in such transaction is a publicly traded corporation whose common stock is listed for trading on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq Small Cap Market.

(b) In case of any such Change of Control described above the resulting successor or acquiring entity (if not the Corporation) and, if an entity different from the successor or acquiring entity, the entity whose capital stock or assets the holders of the Common Stock are entitled to receive as a result of such Change of Control, shall assume by written instrument all of the obligations of this Warrant and the Related Documents (as defined in the Preferred Stock Purchase Agreement), subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock into which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in Section 4. For purposes of Section 4, common stock of the successor or acquiring corporation shall include stock of such corporation of any class which is not preferred as to dividends or assets on liquidation over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4 shall similarly apply to successive Change of Control transactions.

4.8. Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than the payment of dividends permitted by Section 4 or any other action described in Section 4, then, unless such action will not have a materially adverse effect upon the rights of the holder of this Warrant, the number of shares of Common Stock or other stock into which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances; provided that the mere authorization or issuance of additional shares of capital stock of the Company (other than pursuant to a stock dividend) shall not be considered any action in respect of its Common Stock.

4.9. Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

4.10. Stock Transfer Taxes. The issue of stock certificates upon exercise of this Warrant shall be made without charge to the holder for any tax in respect of such issue. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of this Warrant, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

5. Notices to Warrant Holders.

5.1. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Current Warrant Price, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder of this Warrant, furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Current Warrant Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, or other property which at the time would be received upon the exercise of Warrants owned by such Holder.

5.2. Notice of Corporate Action. If at any time:

(a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to the Holder (i) at least twenty (20) days prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least twenty (20) days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 15.2.

5.3. No Rights as Stockholder. This Warrant does not entitle the Holder to any voting or other rights as a stockholder of the Company prior to exercise and payment for the Warrant Price in accordance with the terms hereof.

6. No Impairment. The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. Upon the request of the Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to the Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7. Reservation and Authorization of Common Stock; Registration With Approval of Any Governmental Authority. From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants (without regard to any ownership limitations provided in Section 2.4(i)). All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights. Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Current Warrant Price. Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof. If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued (other than as a result of a prior or contemplated distribution by the Holder of this Warrant), the Company will in good faith and as expeditiously as possible and at its expense use its best efforts to cause such shares to be duly registered.

8. Taking of Record; Stock and Warrant Transfer Books. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9. Registration Rights. The resale of the Warrant Stock shall be registered in accordance with the terms and conditions contained in that certain Registration Rights Agreement dated of even date hereof, among the Holder, the Company and the other parties named therein (the “Registration Rights Agreement”). The Holder acknowledges that pursuant to the Registration Rights Agreement, the Company has the right to request that the Holder furnish information regarding such Holder and the distribution of the Warrant Stock as is required by law or the Commission to be disclosed in the Registration Statement (as such term is defined in the Registration Rights Agreement), and the Company may exclude from such registration the shares of Warrant Stock acquirable hereunder if Holder fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented prospectus included therein and/or amended Registration Statement.

10. Supplying Information. Upon any default by the Company of its obligations hereunder or under the Registration Rights Agreement, the Company shall cooperate with the Holder in supplying such information as may be reasonably necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

11. Loss or Mutilation. Upon receipt by the Company from the Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to the Holder; provided, however, that in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12. Office of the Company. As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

13. Financial and Business Information.

13.1. Quarterly Information. The Company will deliver to the Holder, as soon as available and in any event use its best efforts to deliver within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Company, one copy of an unaudited consolidated balance sheet of the Company and its subsidiaries as at the end of such quarter, and the related unaudited consolidated statements of income, retained earnings and cash flow of the Company and its subsidiaries for such quarter and, in the case of the second and third quarters, for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year; all prepared by the Company in accordance with GAAP and accompanied by the certification of the Company’s chief executive officer or chief financial officer that such financial statements present fairly the consolidated financial position, results of operations and cash flow of the Company and its subsidiaries as at the end of such quarter and for such year-to-date period, as the case may be; provided, however, that the Company shall have no obligation to deliver such quarterly information under this Section 13.1 to the extent it is publicly available; and provided further, that if such information contains material non-public information, the Company shall so notify the Holder prior to delivery thereof and the Holder shall have the right to refuse delivery of such information.

13.2. Annual Information. The Company will deliver to the Holder as soon as available and in any event use its best efforts to deliver within ninety (90) days after the end of each fiscal year of the Company, one copy of an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and audited consolidated statements of income, retained earnings and cash flow of the Company and its subsidiaries for such year; setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year; all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other firm of independent certified public accountants of recognized national standing selected by the Company; provided, however, that the Company shall have no obligation to deliver such annual information under this Section 13.2 to the extent it is publicly available; and provided further, that if such information contains material non-public information, the Company shall so notify the Holder prior to delivery thereof and the Holder shall have the right to refuse delivery of such information.

13.3. Filings. The Company will use its best efforts to file on or before the required date all regular or periodic reports (pursuant to the Exchange Act) with the Commission and will deliver to Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its stockholders generally.

14. Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock, whether such liability is asserted by the Company or by creditors of the Company.

15. Miscellaneous.

15.1. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any third party costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

15.2. Notice Generally. All notices, requests, demands or other communications provided for herein shall be in writing and shall be given in the manner and to the addresses set forth in the Preferred Stock Purchase Agreement.

15.3. Successors and Assigns. Subject to compliance with the provisions of Section 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

15.4. Amendment. This Warrant may be modified or amended or the provisions of this Warrant waived with the written consent of both the Company and the Holder.

15.5. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be modified to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

15.6. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

15.7. Governing Law. This Warrant and the transactions contemplated hereby shall be deemed to be consummated in the State of New York and shall be governed by and interpreted in accordance with the local laws of the State of New York without regard to the provisions thereof relating to conflicts of laws. The Company hereby irrevocably consents to the exclusive jurisdiction of the State and Federal courts located in New York City, New York in connection with any action or proceeding arising out of or relating to this Warrant. In any such litigation the Company agrees that the service thereof may be made by certified or registered mail directed to the Company pursuant to Section 15.2.

[Signature Page Follows]

IN WITNESS WHEREOF, Boston Life Sciences, Inc. has caused this Warrant to be executed by its duly authorized officer and attested by its Secretary.

Dated: December 9, 2003

BOSTON LIFE SCIENCES, INC.

By:
Name:	Marc Lanser MD
Title:	President

Attest:

By:
Name:	Joseph P. Hernon
Title:	Secretary

EXHIBIT A

SUBSCRIPTION FORM

[To be executed only upon exercise of Warrant]

1. The undersigned hereby elects to purchase              shares of the Common Stock of Boston Life Sciences, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. The undersigned hereby elects to convert the attached Warrant into Common Stock of Boston Life Sciences, Inc. through “cashless exercise” in the manner specified in the Warrant. This conversion is exercised with respect to                                          of the Shares covered by the Warrant.

3. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

[and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.]

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(State) (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant for the purchase of shares of common stock of Boston Life Sciences, Inc. hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of common stock set forth below:

(Name and Address of Assignee)

(Number of Shares of Common Stock)

and does hereby irrevocably constitute and appoint              attorney-in-fact to register such transfer on the books of the Company, maintained for the purpose, with full power of substitution in the premises.

Dated:

(Print Name and Title)

(Signature)

(Witness)

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

FORM OF INVESTMENT REPRESENTATION LETTER

In connection with the acquisition of [warrants (the “Warrants”) to purchase              shares of common stock of Boston Life Sciences, Inc. (the “Company”), par value $0.01 per share (the “Common Stock”)][            shares of common stock of Boston Life Sciences, Inc. (the “Company”), par value $0.01 per share (the “Common Stock”) upon the exercise of warrants by             ], by              (the “Holder”) from             , the Holder hereby represents and warrants to the Company as follows:

The Holder (i) is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”); and (ii) has the ability to bear the economic risks of such Holder’s prospective investment, including a complete loss of Holder’s investment in the Warrants and the shares of Common Stock issuable upon the exercise thereof (collectively, the “Securities”).

The Holder, by acceptance of the Warrants, represents and warrants to the Company that the Warrants and all securities acquired upon any and all exercises of the Warrants are purchased for the Holder’s own account, and not with view to distribution of either the Warrants or any securities purchasable upon exercise thereof in violation of applicable securities laws.

The Holder acknowledges that (i) the Securities have not been registered under the Act, (ii) the Securities are “restricted securities” and the certificate(s) representing the Securities shall bear the following legend, or a similar legend to the same effect, until (i) in the case of the shares of Common Stock underlying the Warrants, such shares shall have been registered for resale by the Holder under the Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel for the Company such Securities may be sold without registration under the Act:

“[NEITHER] THE SECURITIES REPRESENTED BY THIS CERTIFICATE [NOR THE SECURITIES INTO WHICH THEY ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND ALL SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. [NEITHER] THE SECURITIES REPRESENTED HEREBY [NOR THE SECURITIES INTO WHICH THEY ARE EXERCISABLE] MAY [NOT] BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.”

IN WITNESS WHEREOF, the Holder has caused this Investment Representation Letter to be executed in its corporate name by its duly authorized officer this      day of              200  .

[Name]

By:
Name:
Title:

24